Exhibit 99.3
                                                             LOAN # 3960002-9001


            ASSIGNMENT OF ENGINEER CONTRACT, PLANS AND SPECIFICATIONS
            ---------------------------------------------------------
                            AND CONSENT TO ASSIGNMENT
                            -------------------------


        FOR VALUE RECEIVED, BEHRINGER HARVARD NORTHWEST HIGHWAY LP, a Texas limited partnership ("BORROWER") does hereby sell, assign, pledge, transfer and set over to THE FROST NATIONAL BANK ("LENDER"), all of its rights, title and interest in and to the following (collectively referred to hereinafter as the "PLANS"): (i) all architectural and engineering, and design work prepared by any civil engineering, landscape engineering, architectural and/or mechanical/electrical engineering or architectural firm in conjunction with the Improvements (hereinafter defined), (ii) any governmental permit for and/or relating to the Improvements, (iii) any surveys, plot plans, plats and other such survey or engineering items pertaining to the Improvements, (iv) any other plans, specifications, drawings, appraisals or sketches relating to the Improvements, and (v) the Engineering Contract (defined below), if any. This Assignment is made as security for the payment and performance of the Obligation, as defined in that certain Construction Loan Agreement (the "LOAN AGREEMENT") of even date herewith, executed by and between Borrower and Lender, and including, without limitation, payment of the indebtedness evidenced by that one certain promissory note (the "NOTE") dated of even date herewith, executed by Borrower and payable to the order of Lender in the original principal amount not to exceed $4,550,000.00 (collectively the "OBLIGATION"). The term "Improvements" as used herein shall mean the Improvements (as defined in the Loan Agreement) to be developed and constructed by Borrower upon the Land (as defined in the Loan Agreement). "Engineering Contract" means a written agreement between Borrower and the Engineer (defined below) for engineering and related services pertaining to the design and construction of the Improvements.

        Borrower agrees that Lender does not assume any of Borrower's obligations or duties concerning any of the items, rights and/or interests assigned to Lender hereunder including, without limitation, the obligation to pay for the preparation of such items, rights and/or interests, until and unless Lender shall exercise its right, granted hereby, to the use of such items, rights and/or interests.

        Borrower agrees that Lender may use the Plans for any purpose relating to the Improvements including, but not limited to, inspections of construction and the completion of the Improvements.

        Neither Lender's acceptance of this Assignment nor consent to the use of the Plans shall constitute a warranty, representation or approval of any kind by Lender with respect to the Plans. Lender has no obligation or liability whatsoever in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans. All inspections and/or site observations of the Plans, Property and/or Improvements by or on behalf of Lender, if any, shall be deemed made for the sole and exclusive benefit and use of Lender. Lender has no duty to Borrower, any guarantor, any contractor or any other third party to inspect the Improvements for any purpose, and Lender shall have no obligation or liability to Borrower, any guarantor, any contractor or any other third party arising out of any inspection or site observation by Lender or Lender's agents. No such inspection or site observation, no failure to make any inspection or site observation, and no


ASSIGNMENT OF ENGINEER CONTRACT, PLANS
AND SPECIFICATIONS AND CONSENT TO ASSIGNMENT                              PAGE 1

                                                                    Exhibit 99.3


failure to make objections following any inspection or site observation by Lender or any agent of Lender shall constitute: (1) a representation by or on behalf of Lender to Borrower, any guarantor, any contractor or any other third party that the Improvements comply with the Plans, Loan Documents or any applicable law, regulation, ordinance or other governmental requirement (the "GOVERNMENTAL REQUIREMENTS"), and/or (2) a waiver of Lender's right thereafter to require that the Improvements be constructed or otherwise brought into compliance with the Plans, Loan Documents or any applicable Governmental Requirement.

        Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact to demand, receive, and enforce Borrower's rights with respect to the items, rights and/or interests covered hereby to give appropriate receipts, releases and satisfactions for and on behalf of Borrower and to do any and all acts in the name of Lender with the same force and effect as if Borrower had accomplished such act itself.

        Borrower hereby represents and warrants to Lender that, except for any assignment which may have been made to Lender, no previous assignment of its interest in such items, rights and/or interests covered hereby has been made, and Borrower agrees not to assign, sell, pledge, transfer, mortgage or otherwise encumber its interest in such items, rights and/or interests so long as this Assignment is in effect.

        This Assignment shall be binding upon and inure to the benefit of the heirs, legal representatives, assigns and successors in interest of Borrower and Lender.

        This Assignment shall remain in full force and effect until the Obligation is paid in full and the lien of the Mortgage (as defined in the Loan Agreement) is released from the Property covered thereby, in which event this Assignment shall become null and void and of no further force and effect. Lender shall not exercise any rights hereunder unless an Event of Default (as defined in the Loan Agreement) shall have occurred under the provisions of the Loan Agreement.

        IN WITNESS WHEREOF, Borrower has caused this Assignment to be executed effective as of the ______ day of April, 2005.

                        BORROWER:

                        Behringer Harvard Northwest Highway LP, a Texas limited partnership

                        By: Behringer Harvard Northwest Highway GP, LLC, a Texas limited liability company, its General Partner


                                By: ___________________________________________
                                Name: Gerald J. Reihsen, III
                                Title: Secretary


ASSIGNMENT OF ENGINEER CONTRACT, PLANS
AND SPECIFICATIONS AND CONSENT TO ASSIGNMENT                              PAGE 2

                                                                    Exhibit 99.3


                 ENGINEER'S CONSENT TO ASSIGNMENT AND AGREEMENT
                 ----------------------------------------------

        ____________________________________ ("ENGINEER") is the project engineer in connection with the Improvements.

        Engineer has received and reviewed this document, and by Engineer's signature below: (a) consents to the assignment and encumbrance hereunder of the Plans and of Borrower's Rights in the Engineering Contract, if any; (b) agrees to continue performance under and in accordance with the Engineering Contract, if any, at the request and for the benefit of Lender or its designee; (c) certifies that the Plans comply with generally accepted engineering practice and all applicable Governmental Requirements (and have been approved by the City of Dallas for construction), and that the Improvements if constructed substantially in accordance with the Plans will have direct and free access (adequate for the intended uses of the Land and Improvements) to and connection with one or more dedicated public streets and thoroughfares and water, storm and sanitary sewer, gas, electric and telephone lines, pipes and services; and (d) subordinates all liens, security interests and claims of Engineer against the Property, Borrower and the Plans, to those of Lender under the Loan Documents.

        IN WITNESS WHEREOF, Engineer has caused this Consent and Agreement to be executed to be effective as of the ______ day of April, 2005.

                                ENGINEER:


                                ---------------------------------------------



                                By: _________________________________________
                                Name: _______________________________________
                                Title: ______________________________________


ASSIGNMENT OF ENGINEER CONTRACT, PLANS
AND SPECIFICATIONS AND CONSENT TO ASSIGNMENT                              PAGE 3